SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 18, 1998


                          CASE RECEIVABLES II INC.
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               (State or Other Jurisdiction of Incorporation)


       333-52493
(Commission File Number)
                                                       76-0439709
                                           (I.R.S. Employer Identification No.)


   233 Lake Street, Racine, Wisconsin                              53403
(Address of Principal Executive Offices)                         (Zip Code)


                               (414) 636-6011
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)






                                                          Form 8-K page 1

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.    Document Description


4.1 Indenture between Case Equipment Loan Trust 1998-C (the "Trust") and Harris Trust and Savings Bank, dated as of November 1, 1998.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of November 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of November 1, 1998.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of November 1, 1998.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of November 1, 1998.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Salomon Smith Barney Inc., dated as of November 9, 1998.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and Salomon Smith Barney Inc., dated as of November 9, 1998.




                                                            Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CASE RECEIVABLES II INC.
                                                              (Registrant)


Dated:   November 30, 1998        By:          /s/ Peter Hong
                                        --------------------------------
                                                    Peter Hong
                                                    Treasurer



                                                           Form 8-K page 3

                             INDEX TO EXHIBITS



Exhibit    Sequential
  No.      Document Description



4.1 Indenture between Case Equipment Loan Trust 1998-C (the "Trust") and Harris Trust and Savings Bank, dated as of November 1, 1998.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of November 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of November 1, 1998.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of November 1, 1998.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of November 1, 1998.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Salomon Smith Barney Inc., dated as of November 9, 1998.

4.7 Class B Note Purchase Agreement among CRC, Case Credit Corporation and Salomon Smith Barney Inc., dated as of November 9, 1998.



                                                            Form 8-K page 4